Exhibit 10.2
OMB Control No. 1505-0080

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0011	See Block 16C	W-6-W2-03-TP-R03 034
6. ISSUED BY	CODE	IRS0088	7. ADMINISTERED BY (If other than Item 6)	CODE
Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745	See Item 6
8.  NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

OFFICIAL PAYMENTS CORPORATION       00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA  945834456

OFFICIAL PAYMENTS CORPORATION

(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
x	TIRNO-09-C-00019
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	04/23/2009
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  is extended,  is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
None Net Increase: $0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Mutual Agreement Between the Parties.
X E. IMPORTANT: Contractor is not,is required to sign this document and return ____ copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modfication is as follows:

1.  Delete the URL for ChoicePay in its entirety.

2.  All other terms and conditions remain unchanged.

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Alex P. Hart	DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Alex P. Hart________________________________ (Signature of person authorized to sign)	12/23/2011	BY /s/ Dianne L. Goosby___________________________ (Signature of Contracting Officer)	12/23/2011
NSN 7540-01-152-8070                                                                                            30-105                                                              STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                                                                                            Computer GeneratedPrescribed by GSA
FAR (48 CFR) 53.243

TIRNO-09-C-00019 MOD# 0011

2.2.4  OPTION  3 - (January 1, 2012 through December 31, 2012)

CLIN DESCRIPTION	PRICE

3001 Electronic Payments	$0
3002 Monthly Development Status Reports	$0
3003 Daily Transaction Reports	$0
3004 Monthly Transaction Reports	$0
3005 Chargeback Reports	$0
3006 Exception Handling Reports	$0
3007 Ad Hoc Reports	$0
3008 Findings Reports	$0
3009 Marketing Reports	$0
3010 Capacity Analysis	$0
3011 System Security Plan	$0
3012 Security Features Users Guide	$0
3013 Configuration Management Plan	$0
3014 Risk Assessment Plan	$0
3015 Disaster Recovery Plan	$0
3016 Network Design and Architecture Schematic	$0
3017 Trusted Facilities Manual	$0
3018 Process and Data Flow Schematic	$0
3019 Funds Settlement Timeline	$0
3020 System Development Life Cycle Plan	$0
3021 Test Plans, Test Cases and Test Results	$0
3022 Functional Requirements/User Interface Documentation	$0
3023 Scripts/Call Flows/Screen Shots/Business Rules	$0
3024 Work Breakdown Structure/Schedule	$0
3025 Incident Reports	$0
3026 Convenience Fee - Fixed	2.35%*
*(There is a $3.95 minimum fee)
3027 Debit Card Flat Fee – Fixed	$3.95
3028 Convenience Fee – Fixed for amount over $100,000.00	2.10%
(American Express customers only)
3029 Website URL Convenience Fee – Fixed	1.9%*
*(There is a $3.95 minimum fee)

TOTAL FIXED PRICE	$0

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C.1.5      CONTRACT REQUIREMENTS

The Contractor shall accept MasterCard and VISA Credit and Debit, American Express, Discover, Bill Me Later, American Express Membership Rewards, Accel Pinless , NYCE, PULSE, and STAR cards for making federal tax payments.

Some transactions charge a convenience fee of 2.35% of the tax payment with a $3.95 minimum fee, if you are making a credit card payment.  Other transactions charge a flat/fixed rate fee of $3.95 per transaction, if you are making a debit card payment.  The convenience fee charge is based on the method and card being used. Some payment options shall be accepted by way of Web applications only and IVR applicants will be notified of those particular payment options.

The contractor shall provide a program for American Express eligible card members who make a payment of $100,000.00 or more a reduced convenience fee of 2.10%.  The transactions will be processed by an OPC Customer Service representative via the customer service application that the IRS has approved.

      The Contractor shall only submit proposals incorporating any changes to the contract after the Annual Requirements Review Meeting (Kickoff) through June 30th of each year.

     The Contractor shall be limited to the number of URLs displayed on IRS.gov (section
     Pay Taxes by Credit or Debit Card).  No more than 2 URLs are to be promoted in the
     E-Pay list, and no more than 1 URL in the integrated.

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